UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 20, 2006


                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                      1-7832                75-1729843
--------------------------------   ------------------    -----------------------
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)         Identification Number)


                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)


                                  817-252-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-.13e-4(c))

Item 8.01 Other Events

     In a press release issued on March 20, 2006, Pier 1 Imports, Inc. announced that it has sold its subsidiary, The Pier Retail Group Limited, to Palli Limited for approximately $15 million. Palli Limited is a wholly owned subsidiary of Lagerinn ehf, an Iceland corporation owned by Jakup a Dul Jacobsen. A copy of the press release is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby filed.


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

     Exhibit No.    Description

     99.1           Press release dated March 20, 2006 issued by Pier 1 Imports,
                    Inc.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PIER 1 IMPORTS, INC.

Date: March 20, 2006                          By: /s/ Michael A. Carter
     ----------------                             ------------------------------
                                                  Michael A. Carter,
                                                  Senior Vice President
                                                  and General Counsel, Secretary

                                  EXHIBIT INDEX
                                  -------------


     Exhibit No.    Description

     99.1 Press release dated March 20, 2006 announcing the subsidiary sale of The Pier Retail Group Limited to Palli Limited. Palli Limited is a wholly owned subsidiary of Lagerinn ehf, an Iceland corporation owned by Jakup a Dul Jacobsen.